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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 26, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                 DELAWARE                               94-3121462
       (State or other jurisdiction        (I.R.S. Employer Identification No.)
     of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815
             (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500


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ITEM 5.    OTHER EVENTS

      On March 26, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") reported interim results of Phase II clinical feasibility study using SomatoKine(R) for recovery from hip fracture surgery. Further details regarding this announcement are contained in the Company's news release dated March 26, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   EXHIBITS

Exhibit 21  Celtrix Pharmaceuticals, Inc. News Release dated March 26, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  March 26, 1998            By: /s/ ANDREAS SOMMER
                                 -------------------------------------
                                 Andreas Sommer
                                 President and Chief Executive Officer


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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


   Exhibit Number
   --------------
     Exhibit 21     Celtrix Pharmaceuticals, Inc. Press Release
                    dated March 26, 1998.